CENTER COAST MLP & INFRASTRUCTURE FUND

Supplement dated February 5, 2018

to the

Prospectus Supplement dated August 18, 2017, as supplemented October 11, 2017

Prospectus dated March 31, 2017
Statement of Additional Information dated March 31, 2017

This is a supplement (the “Supplement”), to the Prospectus Supplement dated August 18, 2017 (as supplemented October 11, 2017 and as further supplemented from time to time, the “Prospectus Supplement”), the Prospectus dated March 31, 2017 and the Statement of Additional Information dated March 31, 2017 of Center Coast MLP & Infrastructure Fund (the “Fund”) relating to the issuance and sale of Common Shares pursuant a distribution agreement, dated May 27, 2016, which was amended and restated as of August 15, 2017 (the “Distribution Agreement”), between the Fund and Foreside Fund Services, LLC (“Foreside” or the “Distributor”), pursuant to which the Fund may offer and sell up to 8,000,000 Common Shares, from time to time, through the Distributor, as agent for the Fund, in transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

This Supplement updates certain information in the Prospectus Supplement, the Prospectus and the Statement of Additional Information as follows. Certain capitalized terms used and not defined herein have the meanings set forth in the Prospectus Supplement, the Prospectus or the Statement of Additional Information.

RECENT DEVELOPMENTS

New Investment Advisory Agreement

As previously announced, on October 9, 2017, Center Coast Capital Holdings, LLC (“Center Coast”) and the equity holders of Center Coast (including Dan C. Tutcher, Founder and Principal or Center Coast and Trustee, President, Chief Executive Officer of the Fund) entered into a Membership Units Purchase Agreement (the “Purchase Agreement”) with Brookfield Ranger I LLC (“Acquisition Co.”) and Brookfield Investment Management Inc. (“BIM” or the “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc. (“Brookfield”), pursuant to which BIM, through its wholly-owned subsidiary, Acquisition Co., would acquire Center Coast (the “Transaction”), for an aggregate purchase price that includes approximately $84 million of initial cash consideration, subject to certain pre-closing and post-closing purchase price adjustments as set forth in the Purchase Agreement, plus additional contingent consideration payments to be paid in years two and four following the closing of the transaction calculated based on the performance of the business and subject to certain conditions as set forth in the Purchase Agreement.

At a Special Meeting of Shareholders of the Fund held on January 23, 2018 (the “Meeting”), shareholders of the Fund approved a  new investment advisory agreement between the Fund and BIM, to take effect upon the closing of the Transaction or shareholder approval, whichever is later (the “New Advisory Agreement”).

On February 2, 2018, the Transaction closed and BIM became the investment advisor to the Fund pursuant to the New Advisory Agreement.  Pursuant to its terms, the New Advisory Agreement will remain in effect from year to year if approved annually (i) by the Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the New Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The New Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding shares.

BIM is an investment adviser registered with the SEC and represents the Public Securities platform of Brookfield. BIM provides global listed real assets strategies including real estate equities, infrastructure equities, real asset debt and diversified real assets. With over $16 billion of assets under management as of September 30, 2017, BIM manages separate accounts, registered funds and opportunistic strategies for institutional and individual clients, including financial institutions, public and private pension plans, insurance companies, endowments and foundations, sovereign wealth funds and high net worth investors. BIM is a wholly owned subsidiary of Brookfield, a leading global alternative asset manager with over $265 billion of assets under management as of September 30, 2017.

Upon the closing of the Transaction, the Center Coast team became part of the Brookfield Public Securities Group, which specializes in listed real asset investment opportunities, in both equity and debt. The Brookfield Public Securities Group has a 30-year history of active investment in public markets and offers actively managed strategies through separately managed accounts, mutual funds, UCITS funds, closed-end funds and private hedge funds.

The portfolio managers of the Fund continue to manage the Fund according to the same objectives and policies.

Name Change

Upon the closing of the Transaction, the Fund’s name was changed to “Center Coast Brookfield MLP & Energy Infrastructure Fund.”

Board of Trustees

At the Meeting, shareholders of the Fund elected the members of the boards of the other funds in the Brookfield fund complex (the “Fund Complex”) as the Trustees of the Fund (the “New Trustees”) in order to facilitate the integration of the Fund into the Fund Complex following completion of the Transaction. The New Trustees were seated as the trustees of the Fund upon the closing of the Transaction on February 2, 2018.

Information about the New Trustees is set forth below:

Name, Address(1) and Year of Birth	Positions Held with the Trust	Length of Time Served(2)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Heather S. Goldman † Year of birth: 1967	Trustee	Since February 2018	Global Head of Marketing and Business Development of BIM (2011-2013); Managing Partner of Brookfield Financial (2009-2011); Co-Founder & CEO of Capstak, Inc. (2014-Present).	10

Director/Trustee of several investment companies advised by BIM (2013-Present); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Chairman of Capstak, Inc. (2016-Present).

Edward A. Kuczmarski Year of birth: 1949	Trustee	Since February 2018	Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013).	10

Director/Trustee of several investment companies advised by BIM (2011-Present); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).

Stuart A. McFarland † Year of birth: 1947	Trustee	Since February 2018	Managing Partner of Federal City Capital Advisors (1997-Present).	10

Director/Trustee of several investment companies advised by BIM (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).

Name, Address(1) and Year of Birth	Positions Held with the Trust	Length of Time Served(2)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Louis P. Salvatore Year of birth: 1946	Trustee	Since February 2018	Employee of Arthur Andersen LLP (2002-Present).	10

Director/Trustee of several investment companies advised by BIM (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011).

Interested Trustee
David Levi* Year of birth: 1971	Trustee	Since February 2018	President of BIM (2016-Present); Managing Director and Head of Distribution of BIM (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10	Director/Trustee of several investment companies advised by BIM (April 2017-Present).

*                                         Mr. Levi is an interested person of the Fund because of his position as an officer of BIM and certain of its affiliates.

†                                         Ms. Goldman and Mr. McFarland are designated as the Preferred Share Trustees of the Fund. Holders of the MRP Shares, and not Common Shareholders, will be entitled to vote on the election of each Preferred Share Trustee at the scheduled shareholder meeting at which such Preferred Share Trustee’s term expires.

(1)         The business address of each Trustee is c/o Brookfield Place 250 Vesey Street New York, NY 10281-1023.

(2)         Each Trustee is expected to serve a term concurrent with the class of Trustees for which he serves.

•                  Mr. Levi, as a Class I Trustee, is expected to stand for re-election at the Fund’s 2018 annual meeting of shareholders.

•                  Mr. Kuczmarski and Mr. McFarland, as Class II Trustees, are expected to stand for re-election at the Fund’s 2019 annual meeting of shareholders.

•                  Ms. Goldman and Mr. Salvatore, as Class III Trustees, are expected to stand for re-election at the Fund’s 2020 annual meeting of shareholders.

(3)         Each Trustee currently serves as director or trustee of ten funds in the Fund Complex, including Brookfield Investment Funds (6 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc., Brookfield Real Assets Income Fund Inc., Center Coast Brookfield Core MLP Fund I, LLC and the Fund.

Beneficial Ownership of Securities

As of December 31, 2017, each Trustee beneficially owned equity securities of the Fund and all of the registered investment companies in the family of investment companies overseen by the Trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(1)
Independent Trustees
Heather A. Goldman	None	Over $100,000
Edward A. Kuczmarski	None	Over $100,000
Stuart A. McFarland	None	Over $100,000
Louis P. Salvatore	None	Over $100,000
Interested Trustee
David Levi	None	Over $100,000

(1)                                 There are ten funds, including the Fund, in the “Family of Investment Companies.”

Trustee Compensation

The following table sets forth the compensation paid to each Trustee and Trustee Nominee by the Fund and the total compensation paid to each Trustee and Trustee Nominee by funds in the Fund Complex, during the Fund’s fiscal year ended November 30, 2017. The Fund’s officers receive no compensation from the Fund but may be officers or employees of the Advisor and may receive compensation in such capacities.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund Complex(2) Paid to Trustee
Independent Trustees
Heather A. Goldman	$0	None	None	$155,000
Edward A. Kuczmarski	$0	None	None	$185,000
Stuart A. McFarland	$0	None	None	$155,000
Louis P. Salvatore	$0	None	None	$185,000
Interested Trustee
David Levi	$0	None	None	N/A

(1)           The Fund does not accrue or pay retirement or pension benefits to Trustees.

(2)           There are ten funds, including the Fund, in the Fund Complex.

Officers

The following information relates to the executive officers of the Fund who are not Trustees. The officers of the Fund were appointed by the Board effective as of February 2, 2018, and will serve until their respective successors are chosen and qualified. The principal business address of each prospective executive officer will be 250 Vesey Street, New York, NY 10281.

Name and Year of Birth	Prospective Position	Principal Occupation During the Past Five Years
Brian F. Hurley Year of birth: 1977	President

President of several investment companies advised by BIM (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017); General Counsel (2017-Present), and Interim Chief Compliance Officer (2017-Present) of BIM; Director of BIM (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-Present).

Angela W. Ghantous Year of birth: 1975	Treasurer	Treasurer of several investment companies advised by BIM (2012-Present); Director of BIM (2012-Present); Vice President of BIM (2009-2012).

Alexis I. Rieger Year of birth: 1980	Secretary	Secretary of several investment companies advised by BIM (2014-Present); Vice President and Associate General Counsel of BIM (2011-Present).

Adam Sachs Year of birth: 1984	Chief Compliance Officer (“CCO”)

Director of Corporate Legal and Compliance at BIM (2017-Present); CCO of Brookfield Investment Management (Canada) Inc. (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at BIM (2011-2017).

Casey Tushaus Year of birth: 1982	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Vice President of BIM (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).

Mohamed Rasul Year of birth: 1981	Assistant Treasurer	Assistant Treasurer of several investment companies advised by BIM (2016-Present); Assistant Vice President of BIM (2014 -Present); Senior Accountant of BIM (2012-2014).

Information Regarding the Board and its Committees

The Role of the Board. The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund’s investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund’s operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund’s investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal “Board meetings” which typically are held quarterly, in person, and involve the Board’s review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled “Board meetings,” to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund’s investments, operations or activities.

Board Leadership Structure.  The Fund’s Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. 80% of the members of the Board, including the Chairman of the Board, are not “interested persons,” as defined in the 1940 Act, of the Fund (the “Independent Trustees”), which are Trustees that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the “QLCC”) (collectively, the “Committees”), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Trustees. Each of the Independent Trustees helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund’s Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board’s oversight function. For example, although the 1940 Act requires that at least 40% of a fund’s trustees not be “interested persons,” as defined in the 1940 Act, the Board has determined that the Independent Trustees should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund Stockholders. The Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund’s Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund’s other service providers. The Audit Committee supports the Board’s oversight of risk management in a variety of ways, including meeting regularly with the Fund’s Treasurer and with the Fund’s independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund’s financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund’s Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser’s internal audit group as to these and other matters.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills. The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to serve as a Trustee of the Fund in light of the Fund’s business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Trustees have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Trustees. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a “self-assessment” wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Trustee and certain of their Trustee Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Trustee possesses to demonstrate that the Trustees have the appropriate Trustee Attributes to serve effectively as Trustees of the Fund. Many Trustee Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to serve effectively as Trustees of the Fund.

•  Edward A. Kuczmarski — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a trustee and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Trustees, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman — In addition to her tenure as a trustee/director of funds in the Fund Complex, Ms. Goldman has extensive experience in executive leadership, business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a financial services executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management business in New York. Ms. Goldman is Co-Founder, Co-CEO and Chairman of Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore — In addition to his tenure as a trustee/director of funds in the Fund Complex, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  David Levi — Mr. Levi is President of the Adviser and a Managing Partner of Brookfield Asset Management. He has 22 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi’s background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Audit Committee. The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Trustees. The principal functions of the Audit Committee are to review the Fund’s audited financial statements, to select the Fund’s independent auditors, to review with the Fund’s auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an “audit committee financial expert,” as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

Nominating and Compensation Committee. The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman, all of whom are Independent Trustees and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee. The function of the Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Trustees. The Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund’s shares.  When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Qualified Legal Compliance Committee. The Fund has a standing Qualified Legal Compliance Committee (“QLCC”). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Trustee, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b)  (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). The QLCC meets as needed. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman.

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An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. See “Risks” beginning on page 65 of the accompanying Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 13 of the accompanying Prospectus. You should carefully consider these risks together with all of the other information contained in the Prospectus Supplement and the accompanying Prospectus before making a decision to purchase Common Shares.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if the Prospectus Supplement and the accompanying Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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Please retain this Supplement with your records.